upexi

The Solana Treasury Company

Spring 2025
Investor Presentation
NASDAQ: UPXI

Forward Looking Information

This presentation contains "forward-looking statements", including statements regarding Upexi, Inc. and its subsidiaries, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All of the statements in this presentation, including financial projections, whether written or oral, that refer to expected or anticipated future actions and results of Upexi are forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements reflect our current projections and expectations about future events as of the date of this presentation. Upexi cannot give any assurance that such forward-looking statements and financial projections will prove to be correct.

The information provided in this presentation does not identify or include any risk or exposures, of Upexi that would materially adversely affect the performance or risk of the company. By their nature, forward-looking statements and financial projections involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts, projections and other forward-looking information will not occur, which may cause the Company's actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such forward-looking statements and financial projections. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: business, economic and capital market conditions; the heavily regulated industry in which Upexi carries on business; current or future laws or regulations and new interpretations of existing laws or regulations; legal and regulatory requirements; market conditions and the demand and pricing for our products; our relationships with our customers and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers' needs; our ability to attract, retain and motivate qualified personnel; competition in our industry; failure of counterparties to perform their contractual obligations; systems, networks, telecommunications or service disruptions or failures or cyber-attack; ability to obtain additional financing on reasonable terms or at all; litigation costs and outcomes; our ability to successfully maintain and enforce our intellectual property rights and defend third party claims of infringement of their intellectual property rights; and our ability to manage our growth. Readers are cautioned that this list of factors should not be construed as exhaustive.

All information contained in this presentation is provided as of the date of the presentation and is subject to change without notice. Neither Upexi, nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements and financial projections set out herein, whether as a result of new information, future events or otherwise, except as required by law. This is presented as a source of information and not an investment recommendation. This presentation does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person. Upexi reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof.

Upexi Overview

A Consumer Products Brand Owner…

- Brand owner specializing in the development, manufacturing, and distribution of consumer products
- Leverages proprietary data, technology platform, and logistics expertise to accelerate growth, reduce costs
- Publicly-listed on Nasdaq, generates ~$15-20 million in annual revenue, with ~20% through Amazon



LuckyTail
Innovative pet care product brand



Cure Mushrooms
Medicinal mushroom products for better health



Prax
Paraxanthine products for sustainable energy

…Expanding To A Solana Treasury Strategy

Feb 6: Expands into Crypto
Reveals intention to pursue crypto & fintech opportunities

Apr 21: Raises $100 Million
Announces $100 million private placement from top VCs

Apr 29: Details Treasury Strategy
States treasury strategy to focus exclusively on Solana

May 6: Begins Staking
Stakes SOL and estimates $7m in annual staking revenue

May 12: Purchases Locked SOL
Announces $44 million purchase of discounted locked SOL

May 16: Updates Treasury
Discloses SOL treasury valued at $102.3 million

Management Team

Allan Marshall
Chief Executive Officer
30+ years of M&A focused experience
Founder of XPO Logistics (NYSE: XPO; $14b market cap), Transportation Services, Inc., and Segmentz, Inc.

Andrew Norstrud
Chief Financial Officer
Experienced executive focused on integrating strategic acquisitions and structure implementation for public companies, including Segmentz, Inc. (XPO Logistics)

Brian Rudick, CFA
Chief Strategy Officer
Deep expertise and connections in equities and crypto
Former Head of Research at crypto market maker GSR
Long-time hedge fund analyst at Citadel, Millennium

Thomas Williams
Board of Directors
35+ years of experience, specialized in securitization mechanisms of illiquid assets

Lawrence H Dugan
Board of Directors
Chairman of Audit Committee
25+ years of accounting experience

Gene Salkind, M.D.
Board of Directors
Chairman of Compensation Committee
Practicing Neurosurgeon, Intuitive Surgical Pharmacyclics

The Solana Treasury Strategy

Digital Asset Treasury Company Primer

Historical Efforts

- Companies are increasingly adding digital assets to their treasuries to maintain purchasing power and benefit from potential appreciation
- Some companies are issuing capital, mainly using equity and convertible debt, to buy more digital assets
- Efforts mostly center around Bitcoin, but are expanding to other digital assets due partly to a more open SEC

Shareholder Benefits

- May act as a proxy to the assets held in the form of a familiar equity security, increasing confidence, access
- Often trade with beta to the underlying digital asset, a positive when the asset generally increases over time
- Are more than just a play on the digital asset, given accretive capital issuance for the benefit of shareholders

Example Companies

MicroStrategy
Thumzup
STRIVE
MARA
XXI
Semler Scientific
METAPLANET

Triple Action

If the digital asset rises, investors may get all of:

The treasury company stock rises with the asset + The premium to book value expands + More capital issuance increases accretion

MicroStrategy Shows the Model's Wild Success

Increase in BTC/Share (Bitcoin Yield)



80%
60%
40%
20%
0%
2021
2022
2023
2024
YTD25

Bitcoin Held, Thou



600
400
200
0
2021
2022
2023
2024
2025

Top BTC Treasuries (% total supply)



3%
2%
1%
0%
MSTR
MARA
CEP
RIOT
GLXY
CLSK
TSLA
HUT

MSTR Stock Performance (Aug 2020=100)



MSTR
SPY
NVDA
BTC
4,000
3,000
2,000
1,000
0
2021
2022
2023
2024
2025

Solana Overview

Launched in 2020, Solana is a leading smart contract blockchain built for performance and mass adoption

Description

- Stated goal to be an onchain Nasdaq, and to synchronize information at the speed of light
- Features ultra-cheap transactions, an array of applications, bustling user & developer communities
- Enables use cases including finance, payments, identity gaming, social, art, AI agents, DePINs, and many more
- Decentralized, permissionless, trustless, censorship resistant, immutable, and pseudonymous

Superior Technology

- **Proof-of-History:** Imbues validators with a notion of time for massive speed and scalability advantages
- **Parallel Transaction Execution:** Materially increases throughput and leverages increasing CPU cores
- **User-Optimized:** Optimized for speed and security, with decentralization naturally positioned to benefit as hardware and bandwidth costs fall over time

Leading Statistics

Solana is the leading blockchain by many of the top metrics



Active Addresses
SUI AVAX ETH SOL
8 6 4 2 0
Jul '22 Jan '23 Jul '23 Jan '24 Jul '24 Jan '25
Daily Transactions
SUI AVAX ETH SOL
4 3 2 1 0
Jul '22 Jan '23 Jul '23 Jan '24 Jul '24 Jan '25
Fees
SUI AVAX ETH SOL
800 600 400 200 0
Jul '22 Jan '23 Jul '23 Jan '24 Jul '24 Jan '25
DEX Volumes
SUI AVAX ETH SOL
300 200 100 0
Jul '22 Jan '23 Jul '23 Jan '24 Jul '24 Jan '25

Our Thesis: Upexi's Solana Treasury Strategy

Provides crypto exposure in a familiar equity security

Unlocks significant value using proven capital markets strategies

Improves on MicroStrategy's playbook with key innovations

Capitalizes on crypto's secular expansion & Solana as end-game winner

Supports Solana with improved visibility within traditional finance

Treasury Company Dual Components

Maximize External Visibility	Issue Capital Intelligently
Upexi will maximize visibility and demand for the stock	***Upexi will accretively issue capital to maximize value***
Overall Efforts • Extensive public relations campaign - started • Regular investor presentations - started • Establish advisory board - in process • Website refresh, blog posts, etc. - in process • Quarterly earnings calls, investor days, etc - future • Additional hires - future **Traditional Finance** • Equity research coverage - in process • Institutional equity conferences, webinars - in process **The Cryptosphere** • Active, crypto-native X (fka Twitter) - started • Media blitz (podcast, conferences, etc) - in process • Additional partnerships & opportunities - in process	**Overall Efforts** • Will look to issue equity in an accretive fashion, with all options on the table to increase shareholder value • Strong relationships with top underwriters & investors • Deep capital issuance expertise and playbook **Equity Issuance** • Demonstrated expertise with recent $100m PIPE **Debt Issuance** • Upexi has minimal debt and a clean capital stack • Will look to issue convertible debt at attractive terms and in a risk-prudent fashion • Will limit leverage to an amount befitting of a public company, given the high volatility of the underlying
Deep connections in finance & crypto enable rapid execution and swiftly increased visibility	**Targeting additional large-scale, accretive issuance of both equity and debt to benefit shareholders**

Upexi's Strategy

Go Big & Fast

- Upexi raised a $100 million private placement to bootstrap its Solana treasury strategy and quickly/ efficiently deployed it into Solana
- Upexi is targeting additional large-scale, accretive capital raises to acquire and HODL as much Solana as possible



Treasury Purchases
10
75
50
25
0
Gain
Invested
Apr 29
May 6
May 12

Come With The Cryptosphere

- Upexi is backed by 15 of the top cryptocurrency VCs, and various crypto key opinion leaders
- Upexi maintains relationships with key Solana-focused organizations, including Solana Foundation
- Investors offering myriad support like connections, visibility, staking

ANAGRAM
Borderless
WHITE STAR CAPITAL
MORGAN CREEK CAPITAL MANAGEMENT
DELTA BLOCKCHAIN FUND
HIVEMIND
GSR
BIG BRAIN HOLDINGS
Maelstrom
DELPHI DIGITAL

PubCo Professionalism

- Upexi seeks to max shareholder value in a risk-prudent manner
- Upexi employs seasoned executives and utilizes operational & risk management best practices like native staking only, custodian/ validator diversity, prudent leverage
- Upexi believes such a strategy will resonate with crypto and traditional investors alike



Bloomberg Subscribe

Crypto

Upexi Says It Is Raising $100 Million to Buy Solana Crypto Token

By Ryan Weeks
April 21, 2025 at 9:05 AM EDT

Upexi Inc. is raising $100 million as part of a pivot that will see the company start to accumulate the cryptocurrency Solana, according to a Monday statement. The company's shares surged more than 300% in early trading.

Compounding Value Accrual Mechanisms

Unlike SOL or alternative instruments like ETFs, Upexi can add value in several additional ways (that all compound)

Discounted Locked SOL

- Upexi can buy locked Solana at a discount
- Aligns to HODL strategy
- Discount moves to par over time (monthly unlocks through Jan '28)
- Discount effectively doubles staking yield

Treasury Composition



Spot
45%
Locked
55%

The discount creates built-in gains for shareholders

Intelligent Issuance

- Upexi monetizes smart capital markets issuance
- Convertible debt gives attractive cost of capital and delayed dilution
- Common equity gives issuance at a premium and higher SOL/share

Issuance Model



UPXI GETS
0% loan OR equity issuance at a premium
Delayed dilution
UPXI GETS
Equity issuance at a premium
Higher market cap, stock price
upexi
Upexi
Convert Holders
Equity Holders
HOLDERS GETS
Access to SOL-like returns
Volatility
Invest $ into SOL
HOLDERS GETS
Increasing SOL per share
Levered returns

Issuing equity above book is by definition accretive

SOL Staking

- Stake SOL to earn an estimated 7-9% yield
- As a proof-of-stake network, validators or delegators may stake their SOL to secure the network in exchange for staking rewards

Staking Yield



15%
13%
10%
8%
5%
Jan '23
Jul '23
Jan '24
Jul '24
Jan '25

Staking turns the treasury into a productive asset

Change in SOL Price

- Extremely high potential with SOL ~60% of its ATH, market cap 4% of BTC's
- Many positive catalysts like reg clarity, institutional adoption, rising activity, and the return of memecoins

SOL Price



300
200
100
0
2021
2022
2023
2024
2025

Enormous potential as the leading blockchain

The Upexi Capital Markets Flywheel

Accrue A Multiple

- *Upexi earns the difference between its cost of capital and the return on SOL, ie. spread income. The market then present values future spread and adds to the NAV, resulting in a premium when the market expects strong forward SOL returns*
- *Investors also pay a premium to access crypto in the form of a familiar equity security*



Intelligent Capital Issuance

- *Accruing a multiple enables Upexi to issue equity above book value, which is by definition accretive to shareholders. Selling stock at 4x book value is equivalent to selling $1 for $4 or buying SOL 75% off*
- *Upexi also issues convertible bonds, giving the bond market access to Solana-like returns and giving convertible bond arb traders access to a highly-volatile underlying. In exchange, Upexi gets cheap funding, delayed dilution, and conversion at a premium to the current price*

This is how MSTR increased BTC/share 74% and created a $13b BTC gain in 2024

Higher Stock Price

- *Intelligent capital issuance accretes value for shareholders resulting in increasing SOL per share, a higher stock price, and an improved multiple*

Upexi improves on MSTR's model with discounted SOL purchases, staking, etc.

Valuation Enables Cap Markets Flywheel

Peers At a Healthy Premium To Book

- Smaller companies have an embedded growth premium, as shareholders enjoy greater accretion compared to those of larger companies, all else equal
- Altcoin treasury companies trade at greater premiums compared to Bitcoin treasury companies

Current Premiums (market cap/value of digital asset)



6x
4x
2x
0x
Embedded premium for smaller companies
Embedded premium moving off of BTC
1.9x
3.1x
6.3x
Microstrategy
MetaPlanet
Sol Strategies

Valuations In Middle of Range

- Digital asset treasury company valuations are currently in the middle of their recent ranges
- Valuations can go much higher, which digital asset treasury companies can leverage for the benefit of shareholders via the capital markets

Premiums Over Time



MicroStrategy
MetaPlanet
Sol Strategies
16
14
12
10
8
6
4
2
0
Nov '24
Jan '25
Mar '25
May '25

Upexi's Solana Treasury

Solana Treasury Overview (as of May 16)

- 597,002 SOL, valued at $102 million
- $18m unrealized gain
- 55% locked, 45% spot
- Diversify SOL across qualified custodians, validators
- Prudent treasury management with no LSTs, restaking, DeFi, excess leverage
- Expect to continue to acquire and HODL SOL

Treasury Growth Over Time



100
75
50
25
0
Gain (using spot price)
Invested
Apr 29
May 6
May 12

Staking Overview

- Upexi delegates its SOL to validators to help secure the network and receives SOL staking rewards in return
- Native staking is considered extremely secure
- Nearly all of Upexi's Solana is currently staked
- Staking yields are consistently 7-9% recently
- Buying discounted locked SOL effectively doubles the staking yield with the discount in yield-equivalent terms
- Upexi expects to receive 48,000 tokens/year via staking

Solana Purchase History



200
175
150
125
May 12 purchase is mostly discounted locked SOL
Apr 27
May 4
May 11
May 18

(NASDAQ: UPXI) Note: Staking estimate as of May 16 press release. Solana purchases represent disclosure dates and not necessarily the dates the tokens were purchased

Why Crypto

Novel Use Cases & Benefits

Blockchain and crypto will be ubiquitous as it enables use cases and benefits not attainable with any other technology. These include

Removal of Intermediaries

- Enables trust between unknown parties without a profit-maximizing leader to reduce costs

Democraziation of Value Exchange

- Utilize internet and blockchain-based rails to replace antiquated and inefficient incumbent rails

New Constructs Around Ownership, Governance, Business Models, etc.

- These include non-fungible tokens, decentralized autonomous organizations, incentivization, etc.

Secular Expansion

Prices will ebb and flow given the nascency of the technology, but underlying fundamentals are strong and in secular expansion



Global Crypto Users, m
600
400
200
0
2021
2022
2023
2024
2025



Solana Daily Transactions, m
800
600
400
200
0
2021
2022
2023
2024
2025



Active Experienced Devs, k
12
10
8
6
4
2
0
2016
2018
2020
2022
2024

The Mother of All Catalysts

Corporates are set to dive in on US crypto legislation and reg clarity

- Corporates only dabbling given unclear rules and high legal risks
- They will be forced to jump in once the rules are clear, otherwise they will lose to peers who do
- Corporations have:
  - Billions of customers & top trust
  - Abundant capital
  - Top developer talent
- We expect a step-change in development and usage post legislation, potentially leading to the biggest bull market ever
- Experts believe we may see stablecoin and market structure legislation in 2025 and 2026

Why Solana

The End Game-Winning Blockchain

Bitcoin is the best monetary asset. Solana is the best high performance blockchain. It's that simple

Best Money | Best Performance

Top Price Potential

- Solana has very high upside, both given a market cap only 4% that of Bitcoin's and as the TAM represents all of the world's compute (with a focus on finance)
- Solana has various positive catalysts including regulatory clarity, institutional adoption, rising activity & development, the return of memecoins, and more

Market Cap


BTC
SOL

Solana Specific Reasons

Solana uniquely offers various features and characteristics that will grow and extend its lead

Lindy + Network Effect
As an early second generation smart contract blockchain, Solana uniquely offers new innovations & network effects

User/Developer Focus
Solana builds for users and developers, as evidenced by Blinks, Token Extensions, SPEs, commerce/games tooling, etc.

Intelligent GTM Strategy
Optimized for what users care about (speed & security) and growing into decentralization over time via Moore's Law

Only Possible On Solana
Solana has the most diverse set of dapps and is the leader in subsectors like memecoins, DePIN, and AI agents

Future-Proof Design
Designed to naturally take advantage of hardware improvements without needing to redo the software

Value Capture
Solana captures value from all four blockchain functions and will be worth more than any modular piece, all else equal

Why Upexi

Top Management Upexi's CEO founded $14b XPO Logistics Execs have top equities & crypto expertise	**Cap Markets Expertise** Upexi has proven capital markets capabilities across equity and debt	**Breakeven OpCo** Upexi operations are ~breakeven, enabling raises & staking income to buy SOL
Backed by the Best Supported by 15 prestigious crypto VCs Various crypto KOLs are angels	**Leading Connectivity** Upexi is raising its visibility across both traditional finance and crypto investors	**Right-Sized** Upexi's opco is smaller, enabling the majority of value to come from the treasury
First Mover Upexi is among the first US-listed Solana treasury companies	**Professional Operations** Upexi seeks to expand shareholder value in a risk prudent manner	**Clean Capital Stack** Rare among Nasdaq small caps, Upexi has a pristine capital stack & minimal warrants

Thank You

IR Contact: Valter Pinto or Jack Perkins
Upexi@KCSA.com

ir.upexi.com
x.com/UpexiTreasury